Nationwide Variable Insurance Trust
Sub-Item 77Q1:  Exhibits
6-30-2012 Semi-Annual Report

a. n/a

b. n/a

c. n/a

d. Copies of all constituent instruments defining
the rights of the holders of any new class of securities;

i. Second Amended and Restated Agreement and Declaration
of Trust, amended and restated as of June 17, 2009 (the
"Amended Declaration"), of Registrant, Nationwide
Variable Insurance Trust, a Delaware statutory trust
(the "Trust"), previously filed as Exhibit EX-28.a with
the Trust's Registration Statement on Form N-1A, as
filed with the Securities and Exchange Commission (the
"SEC") on August 26, 2009, is hereby incorporated by
reference.

ii. Amending Resolutions dated December 14, 2010, to the
Amended Declaration, pertaining to the Nationwide
Alternatives Allocation Fund, previously filed as Exhibit
EX-28.a.3. with the Trust's Registration Statement on Form
N-1A, as filed with the SEC on April 15, 2011, is hereby
incorporated by reference.

e. Copies of any new or amended Registrant investment
advisory contracts;

i.
Investment Advisory Agreement among the Trust and
Nationwide Fund Advisors ("NFA") dated May 1, 2007,
previously filed as Exhibit EX-23.d.1 with the Trust's
registration statement on April 30, 2007, is hereby
incorporated by reference.

(a)  Exhibit A, effective May 1, 2007, as amended February
1, 2012 to the Investment Advisory Agreement among the Trust and NFA, previously filed as Exhibit-28.d.1.b. with the
Trust's Registration Statement on Form N-1A, as filed with
the SEC on April 23, 2012, is hereby incorporated by
reference.

(b)  Form of Exhibit A, effective May 1, 2007, as amended
February 1, 2012 and as further amended May 1, 2012, to the
Investment Advisory Agreement among the Trust and NFA,
previously filed as Exhibit-28.d.1.c. with the Trust's
Registration Statement on Form N-1A, as filed with the SEC
on April 23, 2012, is hereby incorporated by reference.

ii.
Subadvisory Agreement among the Trust, NFA and Dimensional
Fund Advisors LP ("DFA") for the NVIT Multi-Manager
International Value Fund, a series of the Trust, dated January
10, 2012, previously filed as Exhibit-28.d.2.aa. with the Trust's
Registration Statement on Form N-1A, as filed with the SEC on
January 20, 2012, is hereby incorporated by reference.

(a)  Exhibit A, to the Subadvisory Agreement among the Trust,
NFA and DFA, effective January 10, 2012 previously filed as
Exhibit-28.d.2.aa. with the Trust's Registration Statement on
Form N-1A, as filed with the SEC on January 20, 2012, is hereby incorporated by reference.

iii.
Subadvisory Agreement among the Trust, NFA and Logan Circle
Partners, L.P. ("Logan") for the NVIT Multi Sector Bond Fund, a
series of the Trust, dated June 16, 2010, previously filed as
Exhibit-28.d.2.aa. with the Trust's Registration Statement on
Form N-1A, as filed with the SEC on January 20, 2012, is hereby incorporated by reference.

(a)  Exhibit A, to the Subadvisory Agreement among the Trust,
NFA and DFA, effective January 10, 2012 previously filed as
Exhibit-28.d.2.aa. with the Trust's Registration Statement on
Form N-1A, as filed with the SEC on January 20, 2012, is hereby incorporated by reference.

iv.
Subadvisory Agreement among the Trust, NFA and Massachusetts
Financial Services Company ("MFS") for the NVIT Multi-Manager
Large Cap Growth Fund and NVIT Multi-Manager Large Cap Value Fund,
each fund a series of the Trust, dated April 2, 2012, previously filed as Exhibit-28.d.2.ab. with the Trust's Registration Statement on Form N-1A, as filed with the SEC on April 24, 2012, is hereby incorporated by reference.

(a)  Exhibit A, to the Subadvisory Agreement among the Trust, NFA and MFS, effective April 2, 2012 previously filed as
Exhibit-28.d.2.ab. with the Trust's Registration Statement on
Form N-1A, as filed with the SEC on April 24, 2012, is hereby incorporated by reference.

v.
Subadvisory Agreement among the Trust, NFA and Pyramis Global
Advisors, LLC ("Pyramis") for the NVIT Multi-Manager Large Cap
Growth Fund, a series of the Trust, dated April 2, 2012, previously filed as Exhibit-28.d.2.aa. with the Trust's Registration Statement on Form N-1A, as filed with the SEC on April 24, 2012, is hereby incorporated by reference.

(a)  Exhibit A, to the Subadvisory Agreement among the Trust, NFA and Pyramis, effective April 2, 2012 previously filed as
Exhibit-28.d.2.aa. with the Trust's Registration Statement on Form
N-1A, as filed with the SEC on April 24, 2012, is hereby incorporated by reference.

f. n/a

g. n/a

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